SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 2, 2022

IONIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2855 Gazelle Court
Carlsbad, CA 92010
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 Par Value	“IONS”	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company                ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Ionis Pharmaceuticals, Inc. (the “Company”) held its virtual Annual Meeting of Stockholders on June 2, 2022.  The stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement dated April 20, 2022.

Proposal 1:      Election of directors to hold office until the 2025 Annual Meeting:

	FOR	WITHHELD	BROKER NON-VOTES
Allene M. Diaz	108,490,190	5,707,482	10,923,821
Michael Hayden	98,157,993	16,039,679
Joseph Klein, III	97,994,855	16,202,817
Joseph Loscalzo	97,279,879	16,917,793

The Company’s stockholders elected the foregoing candidates by affirmative votes by a majority of the votes of the shares represented in person or by proxy at the meeting and entitled to vote in the election of directors.

Proposal 2:    Approval, on an advisory basis, of the compensation paid to the Company’s executive officers, including the following resolution:

“RESOLVED, that Ionis’ stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
97,212,084	16,817,773	117,270	10,923,821

The Company’s stockholders approved the foregoing proposal.

 Proposal 3:       Ratify the Audit Committee’s selection of Ernst & Young LLP as independent auditors for the 2022 fiscal year:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
123,422,112	1,591,382	57,454	0

The Company’s stockholders approved the foregoing proposal.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ionis Pharmaceuticals, Inc.

Dated: June 6, 2022	By:	/s/ Patrick R. O’Neil
Patrick R. O’Neil
Executive Vice President, Chief Legal Officer and General Counsel